SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 18, 2005

LIFELINE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-30489	84-1097796
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

6400 South Fiddler's Green Circle, Suite 1750, Englewood, CO 80111
(New address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (720) 488-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     None

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     None

Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under anOff-Balance
Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct FinancialObligation
or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None

Section 3 — Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None

Item 3.02 - Unregistered Sales of Equity Securities

(a)   On April 18, 2005, the prior commitment to issue common stock purchase warrants (the “Bridge Warrants”) to holders of previously-issued and disclosed bridge financing notes (“Bridge Notes”) issued by Lifeline Therapeutics, Inc. (“Lifeline”) was quantified as to the price and term of the Bridge Warrants. The following sets forth the information required by Item 701 in connection with the issuance of the Bridge Warrants:

     (i)   The transaction was completed effective April 18, 2005. Lifeline issued Bridge Warrants to purchase 1,592,553 shares of Series A Common Stock exercisable at $2.00 per share until their expiration date, April 18, 2008, to all persons who were previously holders of Bridge Notes that Lifeline had issued during 2004 and in January and February 2005.

     (ii)   There was no underwriter in the transaction for the issuance of the Bridge Warrants. The prior purchasers of the Bridge Notes, and therefore the persons to whom the Bridge Warrants were issued, were all accredited investors as defined in Section 2(a)(15) of the Securities Act of 1933 (the “1933 Act”) and Rules 215 and 501(a) thereunder.

     (iii)   None of the Bridge Warrants were sold for cash, but rather were issued because of a commitment in the Bridge Notes to issue to persons who acquired Bridge Notes three-year warrants to purchase shares of Lifeline restricted common stock equal to one-half of the principal amount of and accrued interest on the Bridge Notes. The Bridge Notes required that the warrants be exercisable at a price equal to the price of shares issued in a completed private placement, which is described in Paragraph (b), below.

     (iv)   To the knowledge of Lifeline, each Bridge Note holder was an accredited investor as defined in Section 2(a)(15) of the 1933 Act. Consequently, Lifeline relied on the exemption from registration provided by Sections 4(2) and 4(6) under the 1933 Act for the issuance of the Bridge Warrants, as well as Regulation D. Lifeline did not engage in any public advertising or general solicitation in connection with the issuance of the Bridge Notes or the Bridge Warrants. Lifeline provided the accredited investors with disclosure of all aspects of its business, including providing the accredited investors with its reports filed with the Securities and Exchange Commission, press releases, access to its auditors, and other financial, business, and corporate information. Based on Lifeline’s investigation, Lifeline believes that the accredited investors obtained all information regarding Lifeline they requested, received answers to all questions they posed, and otherwise understood the risks of accepting the Bridge Warrants and, previously, the Bridge Notes, for investment purposes.

     (v)   The Bridge Warrants are exercisable to purchase shares of Series A Common Stock for $2.00 per share until their expiration date, April 18, 2008. Lifeline has an obligation to register the shares underlying the Bridge Warrants. We anticipate filing the registration statement before the end of July 2005.

     (vi)   Lifeline received no proceeds from the issuance of Bridge Warrants. At the present time, if any person exercises the Bridge Warrants (which cannot be assured), Lifeline intends to use the proceeds for working capital.

(b)   On April 18, 2005, Lifeline received $2,659,000 in cash and $2,469,536 in cancellation of indebtedness from certain persons holding Bridge Notes. The following sets forth the information required by Item 701 in connection with that transaction:

     (i)   The transaction was completed effective April 18, 2005. To complete the transaction, Lifeline issued:

2,564,297 shares of Series A Common Stock at a price of $2.00 per share; and Warrants (“Unit Warrants”) to purchase 2,564,297 shares of Series A Common Stock exercisable at $2.50 per share until their expiration date, April 18, 2008.

     (ii)   The placement agent for the transaction was Keating Securities, LLC, 5251 DTC Parkway, Suite 1090, Greenwood Village, Colorado 80111. Each of the purchasers were accredited investors as defined in Section 2(a)(15) of the 1933 Act and Rules 215 and 501(a) thereunder.

     (iii)   Of the total amount raised, we received $2,659,000 in cash, for which we issued 1,329,500 shares of Series A Common Stock and an equal number of Unit Warrants.

     The remaining shares of Series A Common Stock and Unit Warrants were issued in exchange for the cancellation of the indebtedness represented by the Bridge Notes.

     Lifeline paid Keating Securities $265,900 in commissions and a $75,000 non-accountable expense allowance. Lifeline also issued to the Placement Agent warrants (“Placement Agent Warrants”) to purchase 159,255 shares of Series A Common Stock exercisable at $2.00 per share until their expiration date, April 18, 2008.

     (iv)   Each of the persons who acquired securities was an accredited investor as defined in Section 2(a)(15) of the 1933 Act. Consequently, Lifeline relied on the exemption from registration provided by Sections 4(2) and 4(6) under the 1933 Act for the issuance of the Bridge Warrants, as well as Regulation D. Lifeline did not engage in any public advertising or general solicitation in connection with the issuance of the Series A Common Stock or the Unit Warrants. Lifeline provided the accredited investors with disclosure of all aspects of its business, including providing the accredited investors with its reports filed with the Securities and Exchange Commission, press releases, access to its auditors, and other financial, business, and corporate information. Based on Lifeline’s investigation, Lifeline believes that the accredited investors obtained all information regarding Lifeline they requested, received answers to all questions they posed, and otherwise understood the risks of accepting the shares of Series A Common Stock and the Unit Warrants for investment purposes.

     (v)   The Unit Warrants are exercisable to purchase shares of Series A Common Stock for $2.50 per share until their expiration date, April 18, 2008.

     The Placement Agent Warrants are exercisable to purchase shares of Series A Common Stock for $2.00 per share until their expiration date, April 18, 2008.

     Lifeline has an obligation to register the Series A Common Stock, the shares underlying the Unit Warrants, and the shares underlying the Placement Agent Warrants. We anticipate filing the registration statement before the end of July 2005.

     (vi)   After payment of commissions and the expense allowance to the Placement Agent and a fee to the escrow agent, Lifeline received cash proceeds of $2,316,850. Lifeline utilized $145,023 of these proceeds to repay the principal and interest to Bridge Note holders that requested to be repaid in whole or in part. Lifeline will use the balance of these funds for general and administrative expenditures, marketing, patent filings, research and development for new product applications, payment for a non-competition agreement with a former shareholder, and repayment of Bridge Notes that chose not to exchange their indebtedness for Unit Warrants and Series A Common Stock.

(c)   On April 18, 2005, Lifeline also completed the exchange of the principal of (in the amount of $240,000) and interest on (in the amount of $28,040) certain outstanding convertible notes (the “Convertible Notes”).

     (i)   The transaction was completed effective April 18, 2005. Lifeline issued 536,081 shares of its Series A Common Stock to the holders of the Convertible Notes pursuant to the terms of those Convertible Notes that Lifeline had issued during 2003 and early 2004.

     (ii)   There was no underwriter in the transaction for the issuance of the Series A Common Stock to the holders of the Convertible Notes. The prior purchasers of the Convertible Notes, and therefore the persons to whom the Series A Common Stock were issued, were all accredited investors as defined in Section 2(a)(15) of the 1933 Act) and Rules 215 and 501(a) thereunder.

     (iii)   None of the shares of Series A Common Stock were sold for cash, but rather were issued because of a commitment in the Convertible Notes to permit the persons who acquired the Convertible Notes to exchange those Convertible Notes for shares of the common stock of our subsidiary, which obligation Lifeline assumed.

     (iv)   To the knowledge of Lifeline, each of the holders of Convertible Notes was an accredited investor as defined in Section 2(a)(15) of the 1933 Act. Consequently, Lifeline relied on the exemption from registration provided by Sections 4(2) and 4(6) under the 1933 Act for the issuance of Series A Common Stock in exchange for the Convertible Notes, as well as Regulation D. Lifeline did not engage in any public advertising or general solicitation in connection with the issuance of the Convertible Notes or the exchange of the Convertible Notes for the Series A Common Stock. Lifeline provided the accredited investors with disclosure of all aspects of its business, including providing the accredited investors with its reports filed with the Securities and Exchange Commission, press releases, access to its auditors, and other financial, business, and corporate information. Based on Lifeline’s investigation, Lifeline believes that the accredited investors obtained all information regarding Lifeline they requested, received answers to all questions they posed, and otherwise understood the risks of accepting the Series A Common Stock and, previously, the Convertible Notes, for investment purposes.

     (v)   Lifeline has agreed to register the shares issued in conversion of the Convertible Notes.

     (vi)   Lifeline received no proceeds from the issuance of Series A Common Stock in exchange for the Convertible Notes.

Item 3.03 Material Modification to Rights of Security Holders

     None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a RelatedAudit
Report or Completed Interim Review

     None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment
of Principal Officers

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     None

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee BenefitPlans

     None

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None

Section 6 — [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

     None

Section 8 - Other Events

Item 8.01 Other Events

     None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 22, 2005

LIFELINE THERAPEUTICS, INC. By: /s/ William J. Driscoll William J. Driscoll, CEO/President